Supplemental Information 1st Quarter 2024 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

Overview

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 Better B (Worse) (W)
Resident fee revenue	$713,404	$710,161	$717,123	$716,582	$ 2,857,270	$744,241	4.3%
Net income (loss)	$(44,563)	$ (4,526)	$(48,811)	$(91,170)	$ (189,070)	$(29,581)	33.6%
Net cash provided by (used in) operating activities	$ 24,042	$ 63,824	$ 45,763	$ 29,294	$ 162,923	$ (1,146)	NM
Adjusted EBITDA	$ 88,623	$ 81,372	$ 80,220	$ 85,323	$ 335,538	$ 97,616	10.1%
Adjusted Free Cash Flow	$(21,239)	$ (7,481)	$ 2,544	$(21,455)	$ (47,631)	$(26,287)	(23.8)%
RevPAR	$ 4,551	$ 4,544	$ 4,596	$ 4,619	$ 4,577	$ 4,854	6.7%
Weighted average occupancy	76.3%	76.5%	77.6%	78.4%	77.2%	77.9%	160 bps
RevPOR	$ 5,963	$ 5,939	$ 5,919	$ 5,889	$ 5,927	$ 6,228	4.4%

As of March 31, 2024

Consolidated: 622



Owned
345
Leased
277
652
communities
Managed
30

Consolidated: 51,013



Owned
31,169
Leased
19,844
55,592
units
Managed
4,579

1Q 2024 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	72	12%
90% > 95%	73	12%
85% > 90%	79	13%
80% > 85%	84	13%
75% > 80%	76	12%
70% > 75%	71	11%
Less than 70%	167	27%
Total	622	100%

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Resident fee revenue	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$2,857,270	$ 744,241	4.3%
Management fee revenue	2,577	2,510	2,566	2,508	10,161	2,618	1.6%
Other operating income	2,328	4,122	2,623	—	9,073	—	(100.0)%
Facility operating expense	(530,807)	(531,118)	(537,411)	(530,464)	(2,129,800)	(542,550)	(2.2)%
Combined Segment Operating Income	187,502	185,675	184,901	188,626	746,704	204,309	9.0%
General and administrative expense [1]	(41,947)	(42,234)	(40,078)	(38,758)	(163,017)	(42,108)	(0.4)%
Cash facility operating lease payments (see page 14) [2]	(56,932)	(62,069)	(64,603)	(64,545)	(248,149)	(64,585)	(13.4)%
Adjusted EBITDA	**88,623**	**81,372**	**80,220**	**85,323**	**335,538**	**97,616**	**10.1%**
Transaction and Organizational Restructuring Costs	(3,568)	(123)	(105)	(96)	(3,892)	(351)	90.2%
Interest expense, net (see page 14) [2]	(51,541)	(51,594)	(52,040)	(53,401)	(208,576)	(53,739)	(4.3)%
Payment of financing lease obligations [2]	(5,852)	(2,126)	(244)	(251)	(8,473)	(262)	95.5%
Changes in working capital [3]	8,247	27,817	11,495	(16,756)	30,803	(21,929)	NM
Non-Development Capital Expenditures, net (see page 13)	(62,912)	(64,815)	(47,248)	(41,536)	(216,511)	(50,591)	19.6%
Property and casualty insurance proceeds	6,422	2,367	10,747	5,168	24,704	2,642	(58.9)%
Other [4]	(658)	(379)	(281)	94	(1,224)	327	NM
Adjusted Free Cash Flow	**$(21,239)**	**$ (7,481)**	**$ 2,544**	**$(21,455)**	**$ (47,631)**	**$(26,287)**	**(23.8)%**

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(2) As a result of a lease amendment in the second quarter of 2023 with a prospective change in lease classification, cash facility operating lease payments for the first quarter of 2024 includes $7.4 million of reclassified cash lease payments, which negatively impacted Adjusted EBITDA, and there is an offsetting decrease in cash lease payments for financing leases. The change in lease classification had no impact on Adjusted Free Cash Flow.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(4) Primarily consists of state income tax (provision) benefit and proceeds from business interruption insurance.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

	1Q 2024				
($ in 000s)	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [2]
Resident fee revenue [1]	$ 744,241	$ 440,231	$ 304,010	$ —	$ —
Management fee revenue	2,618	—	—	—	2,618
Facility operating expense	(542,550)	(328,545)	(214,005)	—	—
Combined Segment Operating Income	204,309	111,686	90,005	—	2,618
General and administrative expense [3]	(42,108)	(23,172)	(16,001)	—	(2,935)
Cash facility operating lease payments	(64,585)	—	(63,260)	(1,325)	—
Adjusted EBITDA	**97,616**	**88,514**	**10,744**	**(1,325)**	**(317)**
Transaction and Organizational Restructuring Costs	(351)	—	—	(351)	—
Interest expense, net	(53,739)	(53,456)	(4,766)	4,483	—
Payment of financing lease obligations	(262)	—	(62)	(200)	—
Changes in working capital [4]	(21,929)	—	—	(21,929)	—
Non-Development Capital Expenditures, net	(50,591)	(25,309)	(15,065)	(10,217)	—
Property and casualty insurance proceeds	2,642	—	—	2,642	—
Other	327	—	—	327	—
Adjusted Free Cash Flow	**$ (26,287)**	**$ 9,749**	**$ (9,149)**	**$ (26,570)**	**$ (317)**

(1) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $1.1 million.
(2) All Other primarily includes communities operated by the Company pursuant to management agreements.
(3) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(4) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Total Senior Housing and All Other							
Revenue [1]	$ 715,981	$ 712,671	$ 719,689	$ 719,090	$ 2,867,431	$ 746,859	4.3%
Other operating income	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073	$ —	(100.0)%
Combined Segment Operating Income	$ 187,502	$ 185,675	$ 184,901	$ 188,626	$ 746,704	$ 204,309	9.0%
Combined segment operating margin	*26.1%*	*25.9%*	*25.6%*	*26.2%*	*26.0%*	*27.4%*	*130 bps*
Combined segment adjusted operating margin [2]	*25.9%*	*25.5%*	*25.3%*	*26.2%*	*25.7%*	*27.4%*	*150 bps*
Senior Housing Segments (see page 7)							
Revenue	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$ 2,857,270	$ 744,241	4.3%
Other operating income	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073	$ —	(100.0)%
Senior Housing Operating Income	$ 184,925	$ 183,165	$ 182,335	$ 186,118	$ 736,543	$ 201,691	9.1%
Operating margin	*25.8%*	*25.6%*	*25.3%*	*26.0%*	*25.7%*	*27.1%*	*130 bps*
Adjusted operating margin [2]	*25.6%*	*25.2%*	*25.1%*	*26.0%*	*25.5%*	*27.1%*	*150 bps*
Number of communities (period end)	641	641	641	622	622	622	(3.0)%
Total Average Units	52,177	52,030	51,960	51,672	51,960	51,039	(2.2)%
RevPAR	$ 4,551	$ 4,544	$ 4,596	$ 4,619	$ 4,577	$ 4,854	6.7%
Weighted average occupancy	76.3%	76.5%	77.6%	78.4%	77.2%	77.9%	160 bps
RevPOR	$ 5,963	$ 5,939	$ 5,919	$ 5,889	$ 5,927	$ 6,228	4.4%
All Other							
All Other Segment Operating Income (comprised solely of management fees)	$ 2,577	$ 2,510	$ 2,566	$ 2,508	$ 10,161	$ 2,618	1.6%
Resident fee revenue under management [3]	$ 54,820	$ 53,373	$ 54,246	$ 53,459	$ 215,898	$ 55,760	1.7%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) Not included in consolidated reported amounts.

6

Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Independent Living							
Revenue	$ 140,602	$ 140,670	$ 141,234	$ 141,506	$ 564,012	$ 148,948	5.9%
Other operating income	$ 54	$ 218	$ 215	$ —	$ 487	$ —	(100.0)%
Segment Operating Income	$ 46,833	$ 46,361	$ 44,702	$ 46,749	$ 184,645	$ 48,643	3.9%
Segment operating margin	*33.3%*	*32.9%*	*31.6%*	*33.0%*	*32.7%*	*32.7%*	*(60) bps*
Number of communities (period end)	68	68	68	68	68	68	—%
Total Average Units	12,571	12,573	12,569	12,562	12,569	12,564	(0.1)%
RevPAR	$ 3,728	$ 3,729	$ 3,746	$ 3,755	$ 3,739	$ 3,952	6.0%
Weighted average occupancy	78.6%	78.9%	79.6%	80.3%	79.4%	79.6%	100 bps
RevPOR	$ 4,741	$ 4,727	$ 4,705	$ 4,674	$ 4,711	$ 4,963	4.7%
Assisted Living and Memory Care							
Revenue	$ 486,777	$ 486,523	$ 494,014	$ 493,118	$ 1,960,432	$ 510,872	4.9%
Other operating income	$ 2,027	$ 3,763	$ 2,218	$ —	$ 8,008	$ —	(100.0)%
Segment Operating Income	$ 124,593	$ 124,616	$ 126,731	$ 126,377	$ 502,317	$ 137,458	10.3%
Segment operating margin	*25.5%*	*25.4%*	*25.5%*	*25.6%*	*25.5%*	*26.9%*	*140 bps*
Number of communities (period end)	554	555	555	537	537	537	(3.1)%
Total Average Units	34,414	34,442	34,480	34,319	34,414	33,744	(1.9)%
RevPAR	$ 4,710	$ 4,703	$ 4,769	$ 4,784	$ 4,741	$ 5,036	6.9%
Weighted average occupancy	75.9%	76.3%	77.6%	78.2%	77.0%	77.5%	160 bps
RevPOR	$ 6,204	$ 6,164	$ 6,148	$ 6,117	$ 6,158	$ 6,494	4.7%
CCRCs							
Revenue	$ 86,025	$ 82,968	$ 81,875	$ 81,958	$ 332,826	$ 84,421	(1.9)%
Other operating income	$ 247	$ 141	$ 190	$ —	$ 578	$ —	(100.0)%
Segment Operating Income	$ 13,499	$ 12,188	$ 10,902	$ 12,992	$ 49,581	$ 15,590	15.5%
Segment operating margin	*15.6%*	*14.7%*	*13.3%*	*15.9%*	*14.9%*	*18.5%*	*290 bps*
Number of communities (period end)	19	18	18	17	17	17	(10.5)%
Total Average Units	5,192	5,015	4,911	4,791	4,977	4,731	(8.9)%
RevPAR	$ 5,490	$ 5,500	$ 5,557	$ 5,702	$ 5,560	$ 5,948	8.3%
Weighted average occupancy	73.4%	72.0%	73.2%	75.0%	73.4%	76.1%	270 bps
RevPOR	$ 7,482	$ 7,636	$ 7,594	$ 7,599	$ 7,576	$ 7,815	4.5%

7

Senior Housing: Same Community (1)

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Revenue	$ 685,944	$ 685,095	$ 691,884	$ 694,681	$ 2,757,604	$ 729,127	6.3%
Other operating income	2,215	4,050	2,445	—	8,710	—	(100.0)%
Community Labor Expense	(331,475)	(333,600)	(336,760)	(335,850)	(1,337,685)	(341,441)	(3.0)%
Other facility operating expense	(174,636)	(174,949)	(178,978)	(176,339)	(704,902)	(186,255)	(6.7)%
Facility operating expense (2)	(506,111)	(508,549)	(515,738)	(512,189)	(2,042,587)	(527,696)	(4.3)%
Same Community Operating Income	**$182,048**	**$180,596**	**$178,591**	**$182,492**	**$ 723,727**	**$201,431**	**10.6%**
Same Community adjusted operating income (3)	**$179,833**	**$176,546**	**$176,146**	**$182,492**	**$ 715,017**	**$201,431**	**12.0%**
Same Community operating margin	*26.5%*	*26.2%*	*25.7%*	*26.3%*	*26.2%*	*27.6%*	*110 bps*
Same Community adjusted operating margin(3)	*26.2%*	*25.8%*	*25.5%*	*26.3%*	*25.9%*	*27.6%*	*140 bps*
Total Average Units	50,124	50,126	50,121	50,117	50,122	50,120	—%
RevPAR	$ 4,562	$ 4,556	$ 4,601	$ 4,620	$ 4,585	$ 4,849	6.3%
Weighted average occupancy	76.5%	76.8%	77.9%	78.5%	77.4%	78.0%	*150 bps*
RevPOR	$ 5,960	$ 5,934	$ 5,909	$ 5,883	$ 5,922	$ 6,218	4.3%

Same Community Operating Income (2)
($ in millions)



$182.0
$180.6
$178.6
$182.5
$201.4
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024

Same Community RevPAR / Weighted Average Occupancy



RevPAR
Weighted Average Occupancy
76.5%
76.8%
77.9%
78.5%
78.0%
$4,562
$4,556
$4,601
$4,620
$4,849
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024

(1) Same Community portfolio reflects 611 communities which represents 98.2% of the Company's total consolidated communities.
(2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, net of related insurance recoveries, of $2.8 million and $0.1 million for the first quarter of 2024 and the full year 2023, respectively.
(3) Excludes other operating income.

8

Senior Housing Segments: Same Community [1]

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Independent Living							
Revenue	$ 140,602	$ 140,670	$ 141,234	$ 141,506	$ 564,012	$ 148,948	5.9%
Other operating income	54	218	215	—	487	—	(100.0)%
Community Labor Expense	(54,936)	(55,093)	(55,800)	(55,283)	(221,112)	(57,140)	(4.0)%
Other facility operating expense	(38,688)	(39,612)	(41,108)	(39,491)	(158,899)	(42,816)	(10.7)%
Facility operating expense	(93,624)	(94,705)	(96,908)	(94,774)	(380,011)	(99,956)	(6.8)%
Same Community Operating Income	$ 47,032	$ 46,183	$ 44,541	$ 46,732	$ 184,488	$ 48,992	4.2%
Same Community operating margin	*33.4%*	*32.8%*	*31.5%*	*33.0%*	*32.7%*	*32.9%*	*(50) bps*
Total Average Units	12,571	12,573	12,569	12,562	12,569	12,564	(0.1)%
RevPAR	$ 3,728	$ 3,729	$ 3,746	$ 3,755	$ 3,739	$ 3,952	6.0%
Weighted average occupancy	78.6%	78.9%	79.6%	80.3%	79.4%	79.6%	100 bps
RevPOR	$ 4,741	$ 4,727	$ 4,705	$ 4,674	$ 4,711	$ 4,963	4.7%
Assisted Living and Memory Care							
Revenue	$ 471,659	$ 470,538	$ 477,252	$ 478,308	$ 1,897,757	$ 502,495	6.5%
Other operating income	1,952	3,699	2,192	—	7,843	—	(100.0)%
Community Labor Expense	(234,585)	(235,828)	(238,201)	(237,436)	(946,050)	(241,637)	(3.0)%
Other facility operating expense	(116,783)	(116,145)	(118,089)	(117,235)	(468,252)	(123,013)	(5.3)%
Facility operating expense	(351,368)	(351,973)	(356,290)	(354,671)	(1,414,302)	(364,650)	(3.8)%
Same Community Operating Income	$ 122,243	$ 122,264	$ 123,154	$ 123,637	$ 491,298	$ 137,845	12.8%
Same Community operating margin	*25.8%*	*25.8%*	*25.7%*	*25.8%*	*25.8%*	*27.4%*	*160 bps*
Total Average Units	33,239	33,239	33,238	33,240	33,239	33,241	—%
RevPAR	$ 4,730	$ 4,719	$ 4,786	$ 4,797	$ 4,758	$ 5,039	6.5%
Weighted average occupancy	76.0%	76.3%	77.6%	78.2%	77.0%	77.5%	150 bps
RevPOR	$ 6,223	$ 6,182	$ 6,166	$ 6,132	$ 6,176	$ 6,498	4.4%
CCRCs							
Revenue	$ 73,683	$ 73,887	$ 73,398	$ 74,867	$ 295,835	$ 77,684	5.4%
Other operating income	209	133	38	—	380	—	(100.0)%
Community Labor Expense	(41,954)	(42,679)	(42,759)	(43,131)	(170,523)	(42,664)	(1.7)%
Other facility operating expense	(19,165)	(19,192)	(19,781)	(19,613)	(77,751)	(20,426)	(6.6)%
Facility operating expense	(61,119)	(61,871)	(62,540)	(62,744)	(248,274)	(63,090)	(3.2)%
Same Community Operating Income	$ 12,773	$ 12,149	$ 10,896	$ 12,123	$ 47,941	$ 14,594	14.3%
Same Community operating margin	*17.3%*	*16.4%*	*14.8%*	*16.2%*	*16.2%*	*18.8%*	*150 bps*
Total Average Units	4,314	4,314	4,314	4,315	4,314	4,315	—%
RevPAR	$ 5,693	$ 5,709	$ 5,671	$ 5,783	$ 5,714	$ 6,001	5.4%
Weighted average occupancy	74.5%	74.0%	74.8%	75.8%	74.8%	76.5%	200 bps
RevPOR	$ 7,638	$ 7,712	$ 7,584	$ 7,626	$ 7,639	$ 7,842	2.7%

(1) Same Community portfolio reflects 68 Independent Living communities, 527 Assisted Living and Memory Care communities, and 16 CCRCs.

9

10 2023 2024 1Q24 vs 1Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q B(W) Revenue $ 418,624 $ 416,298 $ 420,351 $ 419,830 $ 1,675,103 $ 440,231 5.2 % Other operating income 1,885 3,515 1,828 — 7,228 — (100.0) % Facility operating expense (319,727) (318,572) (322,472) (318,611) (1,279,382) (328,545) (2.8) % Owned Portfolio Operating Income $ 100,782 $ 101,241 $ 99,707 $ 101,219 $ 402,949 $ 111,686 10.8 % Owned Portfolio operating margin 24.0% 24.1% 23.6% 24.1% 24.0% 25.4% 140 bps Additional Information Interest expense: property level and corporate debt $ (50,315) $ (52,256) $ (53,413) $ (53,788) $ (209,772) $ (53,456) (6.2) % Community level capital expenditures, net (see page 13) $ (27,135) $ (32,882) $ (23,066) $ (24,992) $ (108,075) $ (25,309) 6.7 % Number of communities (period end) 346 346 346 345 345 345 (0.3) % Total Average Units 31,597 31,446 31,380 31,264 31,422 31,195 (1.3) % RevPAR $ 4,405 $ 4,404 $ 4,458 $ 4,470 $ 4,434 $ 4,693 6.5 % Weighted average occupancy 75.8% 75.8% 77.0% 77.6% 76.5% 77.3% 150 bps RevPOR $ 5,814 $ 5,808 $ 5,790 $ 5,759 $ 5,793 $ 6,074 4.5 % Senior Housing Owned Portfolio Interest Coverage for the twelve months ended March 31, 2024 1.49x Net Debt as of March 31, 2024 (see page 15) $3,435,941

Senior Housing Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Revenue	$ 294,780	$ 293,863	$ 296,772	$ 296,752	$ 1,182,167	$ 304,010	3.1%
Other operating income	443	607	795	—	1,845	—	(100.0)%
Facility operating expense	(211,080)	(212,546)	(214,939)	(211,853)	(850,418)	(214,005)	(1.4)%
Leased Portfolio Operating Income	**$ 84,143**	**$ 81,924**	**$ 82,628**	**$ 84,899**	**$ 333,594**	**$ 90,005**	**7.0%**
Leased Portfolio operating margin	*28.5%*	*27.8%*	*27.8%*	*28.6%*	*28.2%*	*29.6%*	*110 bps*
Additional Information							
Cash facility lease payments on leased portfolio (see page 14)	$ (67,572)	$ (67,888)	$ (68,019)	$ (68,024)	$ (271,503)	$ (68,088)	(0.8)%
Community level capital expenditures, net (see page 13)	$ (14,734)	$ (17,010)	$ (14,715)	$ (7,149)	$ (53,608)	$ (15,065)	(2.2)%
Number of communities (period end)	295	295	295	277	277	277	(6.1)%
Total Average Units	20,580	20,584	20,580	20,408	20,538	19,844	(3.6)%
RevPAR	$ 4,775	$ 4,759	$ 4,807	$ 4,847	$ 4,797	$ 5,107	7.0%
Weighted average occupancy	77.2%	77.6%	78.6%	79.7%	78.3%	79.0%	180 bps
RevPOR	$ 6,188	$ 6,134	$ 6,112	$ 6,083	$ 6,129	$ 6,465	4.5%

Lease Coverage for the twelve months ended March 31, 2024 [(1)]	1.00x
Operating and financing lease obligations as of March 31, 2024 (see page 19) [(2)]	$ 948,332

(1) Lease Coverage assumes an implied 5% management fee and capital expenditures at $350/unit for the trailing twelve months. See page 16.

(2) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.

Facility Lease Maturity Information (Leased Portfolio as of March 31, 2024)

Initial Lease Maturities	Community Count	Total Units	Cash Facility Lease Payments [(3)]
2024	6	857	$ 15,515
2025	122	10,332	$ 110,458
2026	2	153	$ 1,627
2027	24	2,555	$ 48,539
2028	12	1,344	$ 23,769
Thereafter	111	4,603	$ 67,801
Total	277	19,844	$ 267,709

(3) Cash facility lease payments for the twelve months ended March 31, 2024.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted ($ in 000s)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
G&A expense allocations [1]							
Senior Housing Owned Portfolio allocation	$ 22,857	$ 23,027	$ 21,841	$ 21,131	$ 88,856	$ 23,172	(1.4)%
Senior Housing Leased Portfolio allocation	16,095	16,255	15,419	14,936	62,705	16,001	0.6%
All Other allocation	2,995	2,952	2,818	2,691	11,456	2,935	2.0%
Subtotal G&A expense allocations	41,947	42,234	40,078	38,758	163,017	42,108	(0.4)%
Non-cash stock-based compensation expense	3,104	2,969	2,893	3,019	11,985	3,273	(5.4)%
Transaction and Organizational Restructuring Costs	3,568	123	105	96	3,892	351	90.2%
General and administrative expense	**$ 48,619**	**$ 45,326**	**$ 43,076**	**$ 41,873**	**$ 178,894**	**$ 45,732**	**5.9%**

	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Resident fee revenue	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$2,857,270	$ 744,241	4.3%
Resident fee revenue under management [2]	54,820	53,373	54,246	53,459	215,898	55,760	1.7%
Total (consolidated and under management)	$ 768,224	$ 763,534	$ 771,369	$ 770,041	$3,073,168	$ 800,001	4.1%

G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.5%*	*5.5%*	*5.2%*	*5.0%*	*5.3%*	*5.3%*	20 bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*6.3%*	*5.9%*	*5.6%*	*5.4%*	*5.8%*	*5.7%*	60 bps

(1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.
(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, per average unit)		2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Community level capital expenditures, including allocations [1]								
Senior Housing Owned Portfolio		$ 27,135	$ 32,882	$ 23,066	$ 24,992	$ 108,075	$ 25,309	6.7%
Senior Housing Leased Portfolio		14,734	17,010	14,715	7,149	53,608	15,065	(2.2)%
Community level capital expenditures, net	(A)	41,869	49,892	37,781	32,141	161,683	40,374	3.6%
Corporate capital expenditures [2]		21,043	14,923	9,467	9,395	54,828	10,217	51.4%
Non-Development Capital Expenditures, net [1]		**62,912**	**64,815**	**47,248**	**41,536**	**216,511**	**50,591**	**19.6%**
Development Capital Expenditures, net		519	385	405	453	1,762	218	58.0%
Total capital expenditures, net [1]		**63,431**	**65,200**	**47,653**	**41,989**	**218,273**	**50,809**	**19.9%**
Property and casualty insurance proceeds		(6,422)	(2,367)	(10,747)	(5,168)	(24,704)	(2,642)	(58.9)%
Total capital expenditures, net of property and casualty insurance proceeds received [1]		**$ 57,009**	**$ 62,833**	**$ 36,906**	**$ 36,821**	**$193,569**	**$ 48,167**	**15.5%**
Capital Expenditures Reconciliation to Statements of Cash Flow								
Total capital expenditures, net [1]		$ 63,431	$ 65,200	$ 47,653	$ 41,989	$ 218,273	$ 50,809	
Lessor reimbursements: non-development capital expenditures		2,244	—	—	8,075	10,319	249	
Change in related payables		(15,975)	(5,075)	17,222	8,441	4,613	(6,659)	
Total cash paid for capital expenditures		**$ 49,700**	**$ 60,125**	**$ 64,875**	**$ 58,505**	**$233,205**	**$ 44,399**	**10.7%**
Senior Housing Total Average Units	(B)	52,177	52,030	51,960	51,672	51,960	51,039	(2.2)%
Community level capital expenditures, net, per average unit	(A/B)	$ 802	$ 959	$ 727	$ 622	$ 3,112	$ 791	1.4%

(1) Amounts are presented net of lessor reimbursements.

(2) Includes remediation costs at communities resulting from natural disasters of $5.8 million and $28.8 million for the first quarter of 2024 and the full year 2023, respectively. A portion of such costs are reimbursable under the Company's property and casualty insurance policies.

13

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	1Q24 vs 1Q23 B(W)
Operating Lease Obligations							
Facility operating lease expense	$ 46,127	$ 50,512	$ 53,145	$ 52,626	$ 202,410	$ 51,496	
Operating lease expense adjustment	10,805	11,557	11,458	11,919	45,739	13,089	
Cash facility operating lease payments [1]	56,932	62,069	64,603	64,545	248,149	64,585	(13.4)%
Financing Lease Obligations							
Interest expense: financing lease obligations	6,552	5,453	4,950	4,995	21,950	5,061	
Payment of financing lease obligations	5,852	2,126	244	251	8,473	262	
Cash financing lease payments [1]	12,404	7,579	5,194	5,246	30,423	5,323	57.1%
Total cash facility lease payments [2]	**$ 69,336**	**$ 69,648**	**$ 69,797**	**$ 69,791**	**$ 278,572**	**$ 69,908**	**(0.8)%**
Interest Expense Reconciliation to Income Statement							
Interest expense: financing lease obligations	$ 6,552	$ 5,453	$ 4,950	$ 4,995	$ 21,950	$ 5,061	22.8%
Interest income	(5,326)	(6,115)	(6,323)	(5,382)	(23,146)	(4,778)	(10.3)%
Interest expense: debt	50,315	52,256	53,413	53,788	209,772	53,456	(6.2)%
Interest expense, net	51,541	51,594	52,040	53,401	208,576	53,739	(4.3)%
Amortization of deferred financing costs	1,940	1,899	1,910	1,947	7,696	2,257	
Change in fair value of derivatives	904	(5,173)	(861)	3,986	(1,144)	(3,087)	
Interest income	5,326	6,115	6,323	5,382	23,146	4,778	
Interest expense per income statement	**$ 59,711**	**$ 54,435**	**$ 59,412**	**$ 64,716**	**$ 238,274**	**$ 57,687**	**3.4%**

(1) Classification of amounts prospectively impacted by lease amendments in the second quarter of 2023 with no impact to total cash facility lease payments.
(2) Includes cash lease payments for leases of community support centers and information technology systems and equipment.

14

Capital Structure

Total Liquidity
($ in millions)



$439
$440
$405
$341
$355
03/31/2023
06/30/2023
09/30/2023
12/31/2023
03/31/2024
Line of credit available to draw ($36 million as of March 31, 2024)
Cash and cash equivalents and marketable securities ($319 million as of March 31, 2024)

Leverage Ratio
($ in 000s)

Twelve Months Ended March 31, 2024		
Cash facility operating lease payments (see page 14)		(255,802)
Adjusted EBITDA		344,531
Cash financing lease payments (see page 14)		(23,342)
Adjusted EBITDA after cash financing lease payments	(A)	$ 321,189
As of March 31, 2024		
Debt [6]		$ 3,757,813
Cash and cash equivalents		(318,549)
Restricted cash held as collateral against existing debt		(3,323)
Net Debt	(B)	3,435,941
Operating and financing lease obligations (see page 19) [7]		952,596
Adjusted Net Debt		$ 4,388,537
Annualized Leverage	(B/A)	**10.7 x**

Debt Structure [1] *($ in millions)*	**Fixed Rate Maturities**	**Variable Rate Maturities**	**Recurring Principal Payments**	**Total**	**Weighted Rate** [2]
2024	$ —	$ —	$ 60	$ 60	6.80 %
2025 [3]	50	463	60	573	7.27 %
2026 [4]	250	—	56	306	2.72 %
2027	508	457	45	1,010	6.13 %
2028	333	200	31	564	5.78 %
Thereafter	855	373	46	1,274	5.03 %
Total	**$ 1,996**	**$ 1,493**	**$ 298**	**$ 3,787**	**5.62 %**

As of March 31, 2024	**Weighted Rate**
Fixed rate debt [5]	4.35 %
Variable rate debt	7.75 %
Convertible senior notes	2.00 %
Total debt	5.62 %



Fixed rate debt (5)
$1,986
52%
Variable rate debt with interest rate caps and swaps
$1,471
39%
$230
6%
$100
3%
Variable rate debt - unhedged
Fixed rate convertible senior notes

(1) Amount excludes $29 million in deferred financing costs, net.

(2) Reflects rates as of March 31, 2024.

(3) Variable rate maturities include $320 million of mortgage debt with extension options to 2027.

(4) Fixed rate maturities include $230 million of 2.00% convertible senior notes.

(5) Excludes convertible senior notes.

(6) Includes the carrying amount of debt of which 91.1%, or $3.4 billion, represented non-recourse property-level mortgage financings.

(7) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

15

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, community support centers, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

Appendix: Non-GAAP Financial Measures

BROOKDALE SENIOR LIVING

This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company's definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company's earnings release dated May 7, 2024 for additional information regarding the Company's use and the limitations of such non-GAAP financial measures.

Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations

	2023					2024	Twelve Months Ended March 31, 2024
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	
Net income (loss)	**$ (44,563)**	**$ (4,526)**	**$ (48,811)**	**$ (91,170)**	**$ (189,070)**	**$ (29,581)**	**$ (174,088)**
Provision (benefit) for income taxes	572	275	(1,876)	9,813	8,784	(40)	8,172
Equity in (earnings) loss of unconsolidated ventures	577	1,153	1,426	840	3,996	—	3,419
Loss (gain) on debt modification and extinguishment, net	—	—	—	2,702	2,702	—	2,702
Non-operating loss (gain) on sale of assets, net	—	(860)	—	(581)	(1,441)	(704)	(2,145)
Other non-operating (income) loss	(3,149)	(3,197)	(10,166)	(5,175)	(21,687)	(3,338)	(21,876)
Interest expense	59,711	54,435	59,412	64,716	238,274	57,687	236,250
Interest income	(5,326)	(6,115)	(6,323)	(5,382)	(23,146)	(4,778)	(22,598)
Income (loss) from operations	7,822	41,165	(6,338)	(24,237)	18,412	19,246	29,836
Depreciation and amortization	84,934	84,448	85,932	87,398	342,712	86,127	343,905
Asset impairment	—	520	9,086	30,966	40,572	1,708	42,280
Loss (gain) on sale of communities, net	—	(36,296)	—	—	(36,296)	—	(36,296)
Operating lease expense adjustment	(10,805)	(11,557)	(11,458)	(11,919)	(45,739)	(13,089)	(48,023)
Non-cash stock-based compensation expense	3,104	2,969	2,893	3,019	11,985	3,273	12,154
Transaction and Organizational Restructuring Costs	3,568	123	105	96	3,892	351	675
Adjusted EBITDA	**$ 88,623**	**$ 81,372**	**$ 80,220**	**$ 85,323**	**$ 335,538**	**$ 97,616**	**$ 344,531**
Interest expense: financing lease obligations	(6,552)	(5,453)	(4,950)	(4,995)	(21,950)	(5,061)	(20,459)
Payment of financing lease obligations	(5,852)	(2,126)	(244)	(251)	(8,473)	(262)	(2,883)
Adjusted EBITDA after cash financing lease payments	**$ 76,219**	**$ 73,793**	**$ 75,026**	**$ 80,077**	**$ 305,115**	**$ 92,293**	**$ 321,189**

18

19 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of March 31, 2024 Long-term debt (including current portion) $ 3,757,813 Cash and cash equivalents (318,549) Cash held as collateral against existing debt (3,323) Net Debt 3,435,941 Operating and financing lease obligations 983,528 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (30,932) Adjusted Net Debt $ 4,388,537 Operating and financing lease obligations $ 983,528 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (30,932) Adjusted operating and financing lease obligations 952,596 Operating and financing lease obligations related to community support centers and information technology leases (4,264) Operating and financing lease obligations for Leased Portfolio $ 948,332 Appendix: Non-GAAP Financial Measures (continued)

Appendix: Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

	2023					2024
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q
Net cash provided by (used in) operating activities	**$ 24,042**	**$ 63,824**	**$ 45,763**	**$ 29,294**	**$ 162,923**	**$ (1,146)**
Net cash provided by (used in) investing activities	(62,019)	(41,891)	(31,837)	22,383	(113,364)	(6,946)
Net cash provided by (used in) financing activities	171	(50,093)	(19,232)	(105,285)	(174,439)	54,090
Net increase (decrease) in cash, cash equivalents and restricted cash	$ (37,806)	$ (28,160)	$ (5,306)	$ (53,608)	$ (124,880)	$ 45,998
Net cash provided by (used in) operating activities	**$ 24,042**	**$ 63,824**	**$ 45,763**	**$ 29,294**	**$ 162,923**	**$ (1,146)**
Distributions from unconsolidated ventures from cumulative share of net earnings	—	(430)	—	—	(430)	—
Changes in prepaid insurance premiums financed with notes payable	19,305	(6,301)	(6,474)	(6,530)	—	23,319
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(2,244)	—	—	(7,600)	(9,844)	(249)
Non-development capital expenditures, net	(62,912)	(64,815)	(47,248)	(41,536)	(216,511)	(50,591)
Property and casualty insurance proceeds	6,422	2,367	10,747	5,168	24,704	2,642
Payment of financing lease obligations	(5,852)	(2,126)	(244)	(251)	(8,473)	(262)
Adjusted Free Cash Flow	**$(21,239)**	**$ (7,481)**	**$ 2,544**	**$(21,455)**	**$ (47,631)**	**$(26,287)**

Brookdale Senior Living Inc.
111 Westwood Place
Brentwood, TN 37027
(615) 221-2250
brookdale.com

20